                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                               November 21, 2005
                Date of Report (Date of Earliest Event Reported)

                       SEQUOIA RESIDENTIAL FUNDING, INC.
                         SEQUOIA MORTGAGE TRUST 2005-3
     (as Depositor of Sequoia Mortgage Trust 2005-3, the Issuer of Mortgage
       Pass-Through Certificates under a Pooling and Servicing Agreement dated as of April 1, 2005)

                        SEQUOIA RESIDENTIAL FUNDING, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                    333-118832-08             35-2170972
           --------                    -------------             ----------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

              One Belvedere Place, Suite 330, Mill Valley, CA 94941
              -----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 381-1765
                               -----------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 ---------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  OTHER EVENTS

            Sequoia Residential Funding, Inc. has previously registered the offer and sale of Mortgage Pass-Through Certificates issued by Sequoia Mortgage Trust 2005-3 (the "Certificates").

            The following exhibit which relates specifically to the Certificates is included with this Current Report:

Item 9.01.  Exhibits

            10.1 Monthly Payment Date Statement relating to the distribution to Certificateholders, November 21, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2005

                                      SEQUOIA RESIDENTIAL FUNDING, INC.

                                       By:   /s/ Harold F. Zagunis
                                          --------------------------------------
                                          Harold F. Zagunis
                                          Chief Financial Officer and Secretary

                                 EXHIBIT INDEX

Exhibit Number                                                                                     Page Number
--------------                                                                                     -----------
10.1                      Monthly Payment Date Statement relating to the distribution to
                          Certificateholders, November 21, 2005..................................       5